Execution Version

AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT
This AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of January 30, 2018 (this “Amendment”), is among FOUR CORNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership, as borrower (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Reference is made to the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 2, 2017 (the “Credit Agreement”), among the Borrower, Four Corners Property Trust, Inc., a Maryland corporation, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement; and
WHEREAS, the Administrative Agent and the Lenders party hereto are willing to do so on the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.AMENDMENTS TO THE CREDIT AGREEMENT. As of the date hereof, the Credit Agreement is amended as follows:
(i)    Each of the following definitions in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one (1) month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that for the purposes of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day, subject to the interest rate floors set forth therein. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.13 hereof, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. Other than with respect to the amount of the Term Facility that is hedged, as represented to the Administrative Agent and the Lenders in writing by the Borrower, if the Alternate Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that, other than with respect to the amount of the Term Facility that is hedged, as represented to the Administrative Agent and the Lenders in writing by the Borrower, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate; provided that, other than with respect to the amount of the Term Facility that is hedged, as represented to the Administrative Agent and the Lenders in writing by the Borrower, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that, other than with respect to the amount of the Term Facility that is hedged, as represented to the Administrative Agent and the Lenders in writing by the Borrower, if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that, other than with respect to the amount of the Term Facility that is hedged, as represented to the Administrative Agent and the Lenders in writing by the Borrower, if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

(ii)    Clause (b) of Section 2.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:
(b)    If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this Section 2.13(b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.13(b), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis, and, in each case, until the Administrative Agent notifies the Borrower and the Lenders that such circumstances no longer exist), (x) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective and (y) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that, other than with respect to the amount of the Term Facility that is hedged, as represented to the Administrative Agent and the Lenders in writing by the Borrower, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
SECTION 2.    REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete:
(i)    the execution and delivery of this Amendment is within the Borrower’s partnership powers and has been duly authorized by all necessary partnership or other organizational action on the part of the Borrower;
(ii)    the execution and delivery of this Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter or any order, judgment or decree of any Governmental Authority, by-laws or other organizational documents of the Borrower or any of its Subsidiaries, (c) will not violate or result in a default under any material indenture, loan agreement, credit agreement, promissory note, letter of credit or other agreement binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries (other than Liens created under the Loan Documents);
(iii)    this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(iv)    the representations and warranties made or deemed made by the Loan Parties in the Credit Agreement are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; and
(v)    no Default or Event of Default has occurred and is continuing.
SECTION 3.    ACKNOWLEDGEMENT, AGREEMENT AND CONSENT AND REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS
(i)    Each of the Guarantors has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor, as applicable, under the Guaranty and each of the other Loan Documents to which such Guarantor is a party shall not be impaired, and the Guaranty and the other Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.
(ii)    Each of the Guarantors and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranty will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment.
(iii)    Each of the Guarantors acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
SECTION 4.    MISCELLANEOUS
(i)    Reference to and Effect on the Loan Documents.
(A)     On and after the date hereof, each reference in any Loan Document to any Loan Document amended hereby shall mean and be a reference to such Loan Document as amended by this Amendment.
(B)    Except as specifically amended by this Amendment, each of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(C)    The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Issuing Banks or any Lender under the Credit Agreement or any of the other Loan Documents.
(D)    This Amendment shall constitute a Loan Document.
(ii)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
(iii)    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(iv)    Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall become effective on the date first written above upon the Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Lenders.
[Signature Pages Follow]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
FOUR CORNERS OPERATING
PARTNERSHIP, LP
By: FOUR CORNERS GP, LLC, its general partner

By:__/s/ Gerald Morgan____________________
Name: Gerald Morgan
Title: President

JPMORGAN CHASE BANK, N.A.,
as Lender and as Administrative Agent

By:__/s/ Mindy R. Ginsburg_______
Name: Mindy R. Ginsburg
Title: Vice President
BARCLAYS BANK PLC,
as Lender

By:__/s/ Craig J. Malloy_______________
Name: Craig J. Malloy
Title: Director

Bank of America N.A.,
as Lender

By:__/s/ Kyle Pearson_______________
Name: Kyle Pearson
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By:__/s/ John R. Mellott_______________
Name: John R. Mellott
Title: Director

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:__/s/ Sean P. Walters_______________
Name: Sean P. Walters
Title: Vice President

Fifth Third Bank,
as Lender

By:__/s/ John A. Marian_______________
Name: Johan A. Marian
Title: Vice President

GOLDMAN SACHS BANK USA,
as Lender

By:__/s/ Chris Lam_______________
Name: Chris Lam
Title: Authorized Signatory

Morgan Stanley Bank, N.A.,
as Lender

By:__/s/ Emanuel Ma_______________
Name: Emanuel Ma
Title: Authorized Signatory

Raymond James Bank, N.A,
as Lender

By:__/s/ Matt Stein_______________
Name: Matt Stein
Title: Senior Vice President

Woodforest National Bank,
as Lender

By:__/s/ Carlos Ramos_______________
Name: Carlos Ramos
Title: Senior Vice President

Seaside National Bank & Trust,
as Lender

By:__/s/ Joe Kabourek_______________
Name: Joe Kabourek
Title: Client Advisor

American Savings Bank, F.S.B., a federal savings bank,
as Lender

By:__/s/ Kyle Shelly_______________
Name: Kyle Shelly
Title: First Vice President

Each of the undersigned Guarantors hereby acknowledges, agrees and consents to the foregoing Amendment.

FOUR CORNERS PROPERTY TRUST, INC.,
a Maryland Corporation

By:___/s/ Gerald Morgan___________________
Name: Gerald Morgan
Title: Chief Financial Officer

FOUR CORNERS GP, LLC,
a Delaware limited liability company

By:___/s/ Gerald Morgan___________________
Name: Gerald Morgan
Title: President

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